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                                                                    Exhibit 21.1
                                                                   Tiffany & Co.
Tiffany & Co.                                                Report on Form 10-K
Subsidiaries                                                    Fiscal Year 1997



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                                                    TIFFANY & CO.
                                                      Delaware
                                                   August 16, 1984
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                 TIFFANY AND COMPANY                                                        TIFFANY & CO.
                                                                                             INTERNATIONAL
                      New York                                                                 DELAWARE
                    May 30, 1868                                                          October 11, 1984
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                          |                                                                      |
Domestic Subsidiaries     |     International Subsidiaries               Domestic Subsidiaries   |     International Subsidiaries
--------------------------|-------------------------------------    -----------------------------|-------------------------------
  TIFFANY & CO.           |         TIFFANY & CO.                           TIFFANY & CO.        |           TIFFANY & CO.
    ICT, INC.             |     (NEW YORK) PTY. LTD.                          JAPAN INC.         |       OF NEW YORK LIMITED
                        __|__                                                                  __|__
    Delaware              |            Australia                                 Delaware          |             Hong Kong
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JUDEL PRODUCTS CORP.      |    SOCIETE FRANCAISE POUR LE                                         |           TIFFANY-FARAONE
(Formerly Glassware       |       DEVELOPPEMENT DE LA                                            |               S.p.A.
Acquisition Inc.)       __|__     PORCELAINE D'ART                                               |__
 West Virginia            |             France                                                   |               Italy
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                          |           TIFFANY & CO.                                              |          TIFFCO KOREA LTD.
                          |       (Unlimited Liability)                                          |
                          |__                                                                    |__
                          |           United Kingdom                                             |          Republic of Korea
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                          |         TIFFANY & CO. K.K.                                           |TIFFANY & Co. Mexico, S.A. de C.V.
                          |     [Tiffany and Company 51%                                         |
                          |__    Mitsukoshi, Ltd. 49%]                                           |__
                                         Japan                                                   |             Mexico
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                                                                                                 |          TIFFANY & CO.
                                                                                                 |      OVERSEAS FINANCE B.V.
                                                                                                 |__
                                                                                                 |          Netherlands
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                                                                                                 |          TIFFANY & CO.
                                                                                                 |            PTE. LTD.
                                                                                                 |__
                                                                                                 |            Singapore
                                                                                                 |                |
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                                                                                                 |                |
                                                                                                 |        UPTOWN ALLIANCE
                                                                                                 |         (M) sdn. bhd.
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                                                                                                 |            Malaysia
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                                                                                                 |          TIFFANY & CO.
                                                                                                 |               A.G.
                                                                                                 |__
                                                                                                 |    Switzerland-Canton Zurich
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                                                                                                 |          TIFFANY & CO.
                                                                                                 |       WATCH CENTER S.A.
                                                                                                 |__
                                                                                                       Switzerland-Canton Vaud
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